John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

Managers – Bank of America, Credit Suisse, Deutsche Bank, Merrill Lynch, Morgan

Stanley, RBS Greenwich

Senior Co-Mangers –  n/a

Co-Manager –  Barclays, BNP Paribas, HSBC, Mitsubishi UFJ Securities, Wachovia, Wells Fargo

Jr. Co-Manager – n/a

(2)         Names of Issuers

Hewlett-Packard Co.

(3)         Title of Securities

         HPQ 6.125 3/1/14  maturity cusip 428236AT0

(4)         Date of First Offering 12/2/08

(5)     Amount of Total Offering :  $2,000,000,000.00

(6)         Unit Price of Offering $ 99.561

Comparable Securities

1) IBM cusip 459200GN5

2) Oracle cusip 68389XAD7

3) Cisco cusip 17275RAB8

(7)     Underwriting Spread or

Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         70

(9)     Trade Date   12/2/08

(10)   Portfolio Assets on Trade Date   $175,627,207

(11)   Price Paid per Unit  $99.561

(12)   Total Price Paid by Portfolio

         470,000 bonds @ $99.561 = $467,936.70

(13)   Total Price Paid by Portfolio (12)

plus Total Price Paid for same securities

by other portfolios for which subadviser

acts as investment adviser

         40,000,000 bonds @ $99.561 = $39,824,400.00

(14)   % of Portfolio Assets

Applied to Purchase

         0.266%

(15)   Test set forth in paragraph (B)(4) of

Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph

(B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation

(unless municipal security, see below)

         70 years

(18)   Municipal Security - Received a

rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs

(B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

Managers – Bank of America, Barclays, BNP Paribas, RBS Greenwich

Senior Co-Mangers –  n/a

Co-Manager –  Bank of Nova Scotia, Credit Suisse, SunTrust Robinson Humphrey, Union Bank of California, US Bank, Wells Fargo

Jr. Co-Manager – n/a

(2)         Names of Issuers

Pacificorp

(3)         Title of Securities

BRK 5.5 1/15/19  maturity cusip 695114CK2

(4)         Date of First Offering

            1/5/09

(5)     Amount of Total Offering :  $350,000,000.00

(6)         Unit Price of Offering

$ 99.345

Comparable Securities

1) Progress Energy cusip 341099CK3

2) Exelon cusip 202795HU7

3) Duke Energy cusip 26442CAG9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         25

(9)     Trade Date

         1/5/09

(10)   Portfolio Assets on Trade Date

         $179,733,564

(11)   Price Paid per Unit

         $99.345

(12)   Total Price Paid by Portfolio

95,000 bonds @ $99.345 = $94,377.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

8,000,000 bonds @ $99.345 = $7,947,600.00

(14)   % of Portfolio Assets Applied to Purchase

0.053%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

Managers – Bank of America, Barclays, BNP Paribas, RBS Greenwich

Senior Co-Mangers –  n/a

Co-Manager – Union Bank of California, Wells Fargo

Jr. Co-Manager – Bank of Nova Scotia, Credit Suisse, SunTrust Robinson Humphrey, US Bank

(2)         Names of Issuers

Pacificorp

(3)         Title of Securities

         BRK 6 1/15/39  maturity cusip 695114CL0

(4)         Date of First Offering

         1/5/09

(5)     Amount of Total Offering :  $650,000,000.00

(6)         Unit Price of Offering

$ 99.050

Comparable Securities

1) Progress Energy cusip 341099CL1

2) Exelon cusip 202795HT0

3) Duke Energy cusip 263901AA8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         25

(9)     Trade Date

         1/5/09

(10)   Portfolio Assets on Trade Date

         $179,733,564

(11)   Price Paid per Unit

         $99.050

(12)   Total Price Paid by Portfolio

120,000 bonds @ $99.050 = $118,860.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.050 = $9,905,00.00

(14)   % of Portfolio Assets Applied to Purchase

0.067%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

JT Managers – GS, Barclays, JPM, MS

Co-Manager – Citi, De La Rosa, ML, RBC, Seibert Brandford Shank, Stone & Youngberg, WFC

(2)         Names of Issuers:  Cal St GO

(3)         Title of Securities:  CAS 7.55 4/1/39 Cusip = 13063A5G5

(4)         Date of First Offering:  4/22/2009

(5)     Amount of Total Offering:  $3,000,000,000

(6)         Unit Price of Offering:  $ 101.376

Comparable Securities

1) NJ Turnpike 646139W35

2) Chicago Transit Authority 167725AC4

3) Puerto Rico Sales Tax Authority 74529JAC9

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  159

(9)     Trade Date:  4/22/2009

(10)   Portfolio Assets on Trade Date:  $194,083,222

(11)   Price Paid per Unit:  $101.376

(12)   Total Price Paid by Portfolio:  250,000 bonds @ $101.376 = $253,440.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $101.376 = $20,275,200.00

(14)   % of Portfolio Assets Applied to Purchase:  0.131%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         159 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers – Credit Suisse, Scotia Capital, UBS Securities

Senior Co-Mangers –  n/a

Co-Manager – Comerica Securities, HSBC, Mitsubishi UFJ Securities, RBC Capital, SunTrust Robinson Humphrey, Wells Fargo

Jr. Co-Manager – n/a

(2)                     Names of Issuers

Centerpoint Energy Houston

(3)         Title of Securities

            CNP 7 3/1/14  maturity cusip 15189XAJ7

(4)         Date of First Offering

               1/6/09

(5)     Amount of Total Offering :  $500,000,000.00

(6)         Unit Price of Offering

$ 99.978

Comparable Securities

1) Southern California Edison cusip 842400FK4

2) Dominion cusip 927804EU4

3) Duke Energy cusip 26442CAF1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         143

(9)     Trade Date

         1/6/09

(10)   Portfolio Assets on Trade Date

         $179,733,564

(11)   Price Paid per Unit

         $99.978

(12)   Total Price Paid by Portfolio

120,000 bonds @ $99.978 = $119,973.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.978 = $9,997,800.00

(14)   % of Portfolio Assets Applied to Purchase

0.067%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         143 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager  Credit Suisse

 Co-Manager(s)  Banco Popular North America

  Bank of New York Mellon Corp/The

  BB&T Capital Markets

  BNP Paribas

  Citigroup Global Markets Inc

  Comerica Securities

  FTN Financial

  HSBC Securities

  Keybanc Capital Markets

  Mitsubishi UFJ Securities USA Inc

  Morgan Keegan & Co

  RBC Capital Markets

  SunTrust Robinson Humphrey

  US Bancorp

  Wells Fargo

Jr Co-Manager(s) MFR Securities Inc

 Trilon Securities

(2)         Names of Issuers:  Credit Suisse New York

(3)         Title of Securities: CS 5 ½ 05/01/14 cusip – 22546QAA5

(4)         Date of First Offering:  4/28/2009

(5)     Amount of Total Offering :  $2,250,000,000

(6)         Unit Price of Offering:  $ 99.897

Comparable Securities

1) GS Cusip 38143UAW1

2) MS Cusip 61748AAE6

3) BAC Cusip 060505BM5

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:   153

(9)     Trade Date:  4/28/2009

(10)   Portfolio Assets on Trade Date:  $194,083,222.45

(11)   Price Paid per Unit:       $99.897

(12)   Total Price Paid by Portfolio:  250,000 bonds @ $99.897 = $ 249,742.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.897 =    $19,979,400.00

(14)   % of Portfolio Assets Applied to Purchase

0.129%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         153 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers – JP Morgan Securities, Banc of America Securities LLC

Senior Co-Mangers - Bank of New York Mellon Corp/The

BNP Paribas

Fortis Securities

ING Bank NV

Wells Fargo

Co-Manager – N/A

Jr. Co-Manager – Bank of New York

BB&T Capital Markets

Calyon Securities USA Inc

Rabo Securities USA Inc

(2)               Names of Issuers

Delhaize Group

(3)               Title of Securities

            DELH 5 7/8 02/14 cusip 24668PAC1

(4)               Date of First Offering

            1/27/09

(5)     Amount of Total Offering :  $300,000,000.00

(6)         Unit Price of Offering

$ 99.667

Comparable Securities

1) Safeway Corp Cusip 786514BQ1

2) Kroger Co Cusip 501044CL3

3) WalMart Cusip 931142CN1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         142

(9)     Trade Date

         1/15/09

 (10) Portfolio Assets on Trade Date

         $179,733,564

(11)   Price Paid per Unit

         $99.667

(12)   Total Price Paid by Portfolio

         85,000 bonds @ $99.667 = $84716.95

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

          7,000,000 bonds @ $99.667 = $6976690

(14)   % of Portfolio Assets Applied to Purchase

0.047%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         142 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers – Banc of America, Goldman Sachs, Greenwich Capital, JP Morgan, Morgan Stanley, UBS Securities

Senior Co-Mangers –  n/a

Co-Manager – BMO Capital, Citigroup, Credit Suisse, Deutsche Bank, RBC Capital

Jr. Co-Manager – Bank of Tokyo-Mitsubishi UFJ, Barclays, Scotia Capital, SG Americas, US Bancorp, Wells Fargo

(2)         Names of Issuers

         Devon Energy Corp.

(3)         Title of Securities

         DVN 5.625 1/15/14  maturity cusip 25179MAG8

(4)         Date of First Offering

         1/6/09

(5)     Amount of Total Offering :  $500,000,000.00

(6)         Unit Price of Offering

$ 99.774

Comparable Securities

1) Southern California Edison cusip 842400FK4

2) Dominion cusip 927804EU4

3) Duke Energy cusip 26442CAF1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         59

(9)     Trade Date

         1/6/09

(10)   Portfolio Assets on Trade Date

         $179,733,564

(11)   Price Paid per Unit

         $99.774

(12)   Total Price Paid by Portfolio

         305,000 bonds @ $99.774 = $304,310.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.774 = $24,943,500.00

(14)   % of Portfolio Assets Applied to Purchase

0.170%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         59 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Lead Managers-Books   Banc of America Securities LLC

Deutsche Bank Securities Inc

Lead Managers (non-Books)  BNP, HSBC, JPM

Co-Managers Barclays, Citi, CSFB, MS, RBS, MUS, WB, GS, Mizuho, Socgen, UBS

(2)         Names of Issuers:  Encana Corp.

(3)         Title of Securities:  ECACN 6 ½ 05/19 cusip = 292505AH7

(4)         Date of First Offering:  4/29/09

(5)     Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering:  $ 99.822

Comparable Securities

1) Devon Energy Corp, cusip = 25179MAH6

2) XTO Energy Inc, cusip = 98385XAT3

3) Canadian Natural Resources, Cusip = 136385AN1

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:   38

(9)     Trade Date:  4/29/09

(10)   Portfolio Assets on Trade Date:  $194,083,222.45

(11)   Price Paid per Unit:  $99.822

(12)   Total Price Paid by Portfolio:  125,000 bonds @ $99.822 = $124,777.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000  bonds @ $99.822 = $9,982,200.00

(14)   % of Portfolio Assets Applied to Purchase

0.064%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers – Deutsche Bank Securities Inc

JP Morgan

Morgan Stanley

Co-Manager – c, wfc, mit,cs, barc, bas, will

(2)         Names of Issuers

General Mills, Inc

(3)         Title of Securities

         GIS 5.65 02/15/19 Cusip = 370334BH6

(4)         Date of First Offering

         1/29/09

(5)     Amount of Total Offering :  $1.150,000,000.00

(6)         Unit Price of Offering

         $ 99.914

Comparable Securities

1) Kraft Foods Inc, cusip 50075NAV6

2) Tyson Foods Inc, cusip 902494AF0

3) Campbells Soup CO, cusip 134429AT6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         143

(9)     Trade Date

         1/29/09

 (10) Portfolio Assets on Trade Date

         $179,733,564

(11)   Price Paid per Unit

         $99.914

(12)   Total Price Paid by Portfolio

125,000 bonds @ $99.914 = $124,892.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000  bonds @ $99.914 = $999,140.00

(14)   % of Portfolio Assets Applied to Purchase

0.069%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         143 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers – Deutsche Bank Securities Inc

JP Morgan

Morgan Stanley

Co-Manager – c, wfc, mit,cs, barc, bas, will

(2)         Names of Issuers

General Mills, Inc

(3)         Title of Securities

         GIS 5.65 02/15/19 Cusip = 370334BH6

(4)         Date of First Offering

         1/29/09

(5)     Amount of Total Offering :  $1.150,000,000.00

(6)         Unit Price of Offering

         $ 99.914

Comparable Securities

1) Kraft Foods Inc, cusip 50075NAV6

2) Tyson Foods Inc, cusip 902494AF0

3) Campbells Soup CO, cusip 134429AT6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         143

(9)     Trade Date

         1/29/09

 (10) Portfolio Assets on Trade Date

         $179,733,564

(11)   Price Paid per Unit

         $99.914

(12)   Total Price Paid by Portfolio

125,000 bonds @ $99.914 = $124,892.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000  bonds @ $99.914 = $999,140.00

(14)   % of Portfolio Assets Applied to Purchase

0.069%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         143 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock II Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager  BNP, JPMorgan

Co-Mgr Barclays, Credit Suisse, HSBC, Mitsubishi Securities, Wachovia Securities

(2)         Names of Issuers:   Honda Auto Receivables Owner Trust

(3)         Title of Securities:  HAROT 2009-2 A4  cusip 43812UAD3

(4)         Date of First Offering:  5/5/2009

(5)         Amount of Total Offering:  $229,000,000

(6)         Unit Price of Offering:  $99.97211

Comparable Securities

1) Nissan Auto Receivabls Trust Cusip 65476AAF2

2) Harley Davidson Motorcycle Trust Cusip 41283XAC3

3) Ford Credit Auto Owner Trust Cusip 34528WAG6

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  26 Years

(9)     Trade Date:  5/5/2009

(10)   Portfolio Assets on Trade Date: $195,130,399.60

(11)   Price Paid per Unit:  $99.97211

(12)   Total Price Paid by Portfolio

618,000 bonds @ $99.97211 = $617,827.64

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.97211 =    $34,990,238.50

(14)   % of Portfolio Assets Applied to Purchase

0.317%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         26 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers  Goldman Sachs Group Inc

 JP Morgan Chase & Co

 RBS Greenwich Capital

Sr.Co-Manager – BNP, BAS, CIBC, BOTM, WILL, STAN

Jr. Co-Manager – BBVA, SCOTIA, DNB, ING, HSBC, CALY, COMM, MIZ, WB

(2)         Names of Issuers

Hess Corp

(3)         Title of Securities

         HES 8.125 2/15/19 cusip = 42809HAB3

(4)         Date of First Offering

1/29/09

(5)     Amount of Total Offering :  $1.000,000,000.00

(6)         Unit Price of Offering

$ 99.677

Comparable Securities

1) Devon Energy Corp, cusip = 25179MAH6

2) XTO Energy Inc, cusip = 98385XAT3

3) Canadian Natural Resources, Cusip = 136385AN1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         90

(9)     Trade Date

         1/29/09

 (10) Portfolio Assets on Trade Date

         $179,733,564

(11)   Price Paid per Unit

         $99.677

(12)   Total Price Paid by Portfolio

147,000 bonds @ $99.677 = $146,525.19

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000  bonds @ $99.677 = $11,961,240.00

(14)   % of Portfolio Assets Applied to Purchase

0.082%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         90 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Lead Managers-Books  Bank of America

 Credit Suisse

 Deutsche Bank (US)

 Morgan Stanley

 RBS Greenwich Capital

Jt Lead Mangers - Barclays Capital

 BNP Paribas

 HSBC Securities

 Mitsubishi UFJ Securities Internat

 Wells Fargo

(2)         Names of Issuers

Hewlett-Packard Co

(3)         Title of Securities

          HPQ 4.75 06/02/17 cusip – 428236AV5

(4)         Date of First Offering

2/23/2009

(5)     Amount of Total Offering

$1,500,000,000.00

(6)         Unit Price of Offering

$ 99.993

Comparable Securities

1) Dell Computer cusip 24702RAD3

2) IBM Corp cusip 459200GN5

3) Micron Technology cusip 595112AH6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         70

(9)     Trade Date

         2/23/2009

(10)   Portfolio Assets on Trade Date

         $182,408,576.46

(11)   Price Paid per Unit

         $99.993

(12)   Total Price Paid by Portfolio

770,000 bonds @ $99.993 = $769,946.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

65,000,000 bonds @ $99.993 = $ 64,995,450.00

(14)   % of Portfolio Assets Applied to Purchase

0.422%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         70 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock II Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager -    JP Morgan

Co-Manager(s) BB&T Capital Markets

CastleOak Securities LP

Loop Capital Markets LLC

Wachovia Capital Markets

(2)         Names of Issuers:  JP Morgan Chase & Co

(3)         Title of Securities:  JPM 4.65 6/1/14 Cusip – 46625HHN3

(4)         Date of First Offering:  5/13/2009

(5)         Amount of Total Offering :  $2,500,000,000.00

(6)         Unit Price of Offering:  $ 99.794

Comparable Securities

1) Bank of America Corp – 060505BS2

2) Goldman Sachs Grp Cusip = 38141GEE0

3) Citigroup Funding ISIN = 172967BW0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  210

(9)     Trade Date:  5/13/2009

(10)   Portfolio Assets on Trade Date:  $220,343,260.52

(11)   Price Paid per Unit:  $99.794

(12)   Total Price Paid by Portfolio

895,000 bonds @ $99.794 = $893,156.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000  bonds @ $99.794 = $39,917,600

(14)   % of Portfolio Assets Applied to Purchase

0.405%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         210 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock II Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

JT Lead Managers (books) -    JP Morgan, Banc Of America Securities

Other Lead Managers – Goldman Sachs, Morgan Stanley

Co-Manager(s) – WFC, RBS, USB, Keybank, Northern Trust

(2)         Names of Issuers:  Nordstrom Inc.

(3)         Title of Securities:  JWN 6.75 6/1/14 cusip – 655664AM2

(4)         Date of First Offering:  5/20/2009

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering:  $ 99.634

Comparable Securities

1) Bank of America Corp – 060505BS2

2) Goldman Sachs Grp Cusip = 38141GEE0

3) Citigroup Funding ISIN = 172967BW0

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  108

(9)     Trade Date:  5/20/2009

(10)   Portfolio Assets on Trade Date:  $ 262,655,639.77

(11)   Price Paid per Unit:   $99.634

(12)   Total Price Paid by Portfolio

110,000 bonds @ $99.634 = $109,597.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000  bonds @ $99.634 = $ 4,981,700.00

(14)   % of Portfolio Assets Applied to Purchase

0.042%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         108 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books    Barclays Capital

 Citigroup Global Markets Inc

 Deutsche Bank Securities Inc

 Goldman Sachs & Co

 HSBC Securities

 JP Morgan Securities

 Santander Investment Securities In

 Scotia Capital Inc

Co-Manager – Credit Suisse Securities USA LLC

Loop Capital Markets LLC

Wachovia Securities Inc

Williams Capital Group LP

(2)         Names of Issuers

Altria Group, Inc

(3)         Title of Securities

MO 9.25 8/06/19 Cusip=02209SAJ2

(4)         Date of First Offering

2/3/2009

(5)         Amount of Total Offering :

$2,200,000,000.00

(6)         Unit Price of Offering

$ 99.881

Comparable Securities

1) Phillip Morris Intl, Inc. Cusip = 718172AA7

2) Reynolds American Inc. CUsip = 761713AF3

3) Imperial Tobacco Finance  ISIN = XS0180407602

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         24

(9)     Trade Date

         2/3/2009

(10)   Portfolio Assets on Trade Date

$187,823,544

(11)   Price Paid per Unit

$99.881

(12)   Total Price Paid by Portfolio

375,000 bonds @ $99.881 = $374,553.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.881 = $24,970,250.00

(14)   % of Portfolio Assets Applied to Purchase

0.199%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         24 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager -    Morgan Stanley

Joint Lead Managers -  Mitsubishi UFJ Financial

Co-Manager(s) – Banco Bilbao Vizcaya Argentaria

Bank of New York

BB&T Capital Markets

Commerzbank Capital Markets Corp

Danske Bank

DZ Bank AG Deutsche Zentral-Genoss

FTN Financial

Keybank NA

Loop Capital Markets LLC

Morgan Keegan & Co

Santander Central Hispano/United S

SunTrust Securities Inc

UBS Securities LLC

Wells Fargo

Williams Capital Group LP

(2)         Names of Issuers

Morgan Stanley

(3)         Title of Securities

MS FLOAT 02/10/12 CUSIP = 61757UAL4

(4)         Date of First Offering

2/6/2009

(5)         Amount of Total Offering:

$3,000,000,000.00

(6)         Unit Price of Offering

$ 100.00

Comparable Securities

1) Merrill Lynch Cusip = 59018YYR6

2) Goldman Sachs Grp Cusip = 38141GEW0

3) Citigroup Funding ISIN = XS0315053727

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         74

(9)     Trade Date

         2/6/2009

(10)   Portfolio Assets on Trade Date

         $187,823,544

(11)   Price Paid per Unit

         $100.00

(12)   Total Price Paid by Portfolio

1,230,000 bonds @ $100.00 = $1,230,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

100,000,000 bonds @ $100.00 = $100,000,000.00

(14)   % of Portfolio Assets Applied to Purchase

0.654%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         74 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock II Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager -    Morgan Stanley

Co-Manager(s) Bank of New York Mellon Corp/The

BB&T Capital Markets

Blaylock & Partners

Cabrera Capital Markets Inc

Castle Securities Corp

Keybanc Capital Markets

Stifel Nicolaus & Co Inc

US Bank Capital Markets

Utendahl Capital Partners LP

Wells Fargo

(2)         Names of Issuers:  Morgan Stanley

(3)         Title of Securities:  MS 6 5/13/14 cusip – 61747YCF0

(4)         Date of First Offering:  5/8/2009

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering:  $ 99.651

Comparable Securities

1) Bank of America Corp – 060505BS2

2) Goldman Sachs Grp Cusip = 38141GEE0

3) Citigroup Funding ISIN = 172967BW0

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  74

(9)     Trade Date:  5/8/2009

(10)   Portfolio Assets on Trade Date:  $220,343,260.52

(11)   Price Paid per Unit:  $99.651

(12)   Total Price Paid by Portfolio

795,000 bonds @ $99.651 = $792,225.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

50,000,000  bonds @ $99.651 = $49,825,500

(14)   % of Portfolio Assets Applied to Purchase

0.360%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         74 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock II Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager -    Morgan Stanley

Co-Manager(s) Bank of New York Mellon Corp/The

BB&T Capital Markets

Blaylock & Partners

Cabrera Capital Markets Inc

Castle Securities Corp

Keybanc Capital Markets

Stifel Nicolaus & Co Inc

US Bank Capital Markets

Utendahl Capital Partners LP

Wells Fargo

(2)         Names of Issuers:  Morgan Stanley

(3)         Title of Securities:  MS 7.3 5/13/19 cusip – 61747YCG8

(4)         Date of First Offering:  5/8/2009

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering:  $ 99.769

Comparable Securities

1) Bank of America Corp – 060505DB7

2) Goldman Sachs Grp Cusip = 38141EA25

3) National City Corp – 635405AM5

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  74

(9)     Trade Date:  5/8/2009

(10)   Portfolio Assets on Trade Date:  $220,343,260.52

(11)   Price Paid per Unit:   $99.769

(12)   Total Price Paid by Portfolio

825,000 bonds @ $99.769 = $823,094.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

37,000,000  bonds @ $99.769 = $36,914,530

(14)   % of Portfolio Assets Applied to Purchase

0.374%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         74 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund II

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager  BofA, Barclays

Co-Mgr Deutsche Bank, Mitsubishi OFJ Securities, Scotia Capital, Wachovia Securities

(2)         Names of Issuers:  World Omni Auto Receivables Trust

(3)         Title of Securities:  WOART 2009-A A4, Cusip – 98156YAF8

(4)         Date of First Offering:  4/7/2009

(5)     Amount of Total Offering:  $147,000,000

(6)         Unit Price of Offering: $99.98259

Comparable Securities

1) Nissan Auto Receivabls Trust Cusip 65476AAF2

2) Harley Davidson Motorcycle Trust Cusip 41283XAC3

3) Ford Credit Auto Owner Trust Cusip 34528WAG6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  5

(9)     Trade Date:  4/7/2009

(10)   Portfolio Assets on Trade Date:  $188,282,372.00

(11)   Price Paid per Unit:  $99.98259

(12)   Total Price Paid by Portfolio:  245,000 bonds @ $99.98259 = $244,957.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.98259 =    $     19,996,518.00

(14)   % of Portfolio Assets Applied to Purchase: 0.130%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         5 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Bank of America Merrill Lynch     250,000.00

BNP Paribas                                250,000.00

JP Morgan                                   250,000.00

UBS Securities LLC                     250,000.00

Co-Manager(s)

BBVA Securities Inc

Calyon Securities USA Inc

Commerzbank Capital Markets Corp

Daiwa Securities America Inc

Mitsubishi UFJ Securities USA Inc

Mizuho Securities USA Inc

Morgan Keegan & Co

Scotia Capital Inc

SG Americas Securities LLC

Wells Fargo

(2)         Names of Issuers:  International Paper

(3)         Title of Securities:  IP 7.5 08/15/21 cusip – 460146CE1

(4)         Date of First Offering:  8/3/2009

(5)     Amount of Total Offering :  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.92

Comparable Securities

1) Bank of America Corp – 060505DB7

2) Goldman Sachs Grp Cusip = 38141EA25

3) National City Corp – 635405AM5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  111

(9)     Trade Date:  8/3/2009

(10)   Portfolio Assets on Trade Date:  $388,613,348.00

(11)   Price Paid per Unit:  $99.92

(12)   Total Price Paid by Portfolio

         400,000 bonds @ $99.92 = $399,680

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         18,000,000  bonds @ $99.92 = $17,985,500

(14)   % of Portfolio Assets Applied to Purchase

         0.102%

(15)     Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         111 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

JT Managers – GS

Co-Manager – MS, Citi, Estrada, Jeffries, Loop, Morgan Keegan, BSC, Rice, WFC

(5)         Names of Issuers:  North Texas Tollway Authority

(6)         Title of Securities: NRTTRN 6.718 1/1/49 cusip = 66285WFB7

(7)         Date of First Offering: 8/3/2009

(5)     Amount of Total Offering:  $825,000,000

(6)         Unit Price of Offering:  $ 100

Comparable Securities

1) NJ Turnpike 646139W35

2) Chicago Transit Authority 167725AC4

3) Puerto Rico Sales Tax Authority 74529JAC9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  56 years

(9)     Trade Date:  8/3/2009

(10)   Portfolio Assets on Trade Date:  $388,613,348

(11)   Price Paid per Unit:  $100

(12)   Total Price Paid by Portfolio:  555,000 bonds @ $100 = $555,000

(13)   Total Price Paid by Portfolio (12)  plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000 bonds @ $100 = $25,000,000

(14)   % of Portfolio Assets Applied to Purchase:  0.142%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         56 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Managers -    BAS, Citi, JPM

Co-Mgrs – DB, BK, MIT, CMA, PNC, RBS, SCOT, STI, WFC, USB

Names of Issuers:  Mack Cali Realty Corp

(8)         Title of Securities:  CLI 7.75 8/15/19 Cusip – 55448QAP1

(9)         Date of First Offering:  8/5/2009

(5)     Amount of Total Offering:  $250,000,000.00

(10)     Unit Price of Offering: $ 99.145

Comparable Securities

1) Bank of America Corp – 060505DB7

2) Goldman Sachs Grp Cusip = 38141EA25

3) National City Corp – 635405AM5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  60 years

(9)     Trade Date: 8/5/2009

(10)   Portfolio Assets on Trade Date: $399,205,286

(11)   Price Paid per Unit: $99.145

(12)   Total Price Paid by Portfolio: 90,000 bonds @ $99.145 = $89,230.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

4,000,000  bonds @ $99.145 = $3,965,800

(14)   % of Portfolio Assets Applied to Purchase: 0.022%

(15)   Test set forth in paragraph (B)(4) of  Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         60 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

[signature]

10f-3 REPORT – John Hancock Funds II

Global Real Estate Securities Fund

Procedures Pursuant to Rule 10f-3

(1)        Name of Underwriter and

            Underwriting Syndicate Members         Citigroup / DB

(2)        Names of Issuers                                  Hammerson

(3)        Title of Securities                                  Equity

(4)        Date of First Offering                            2nd February 2009

Comparable Securities

                                                                                                      (1)                    (2)

                                                                                                Xstrata             Cookson Group

(5)        Amount of Total Offering                      £589m             £4162m           £255m

(6)               Unit Price of Offering                            £1.50               210p                10p

(7)        Underwriting Spread or                        4%                   3%                   4%

            Commission

(8)        Years of Issuer’s Operations                 > 3Yrs             > 3Yrs             > 3Yrs

(9)        Trade Date                                           23rd Mar 2009  3rd Mar 2009    5th Mar 2009

(10)           Portfolio Assets on Trade Date             €49,470,762

(11)      Price Paid per Unit                               £1.50

(12)      Total Price Paid by Portfolio                 €1,008,525

(13)      Total Price Paid by Portfolio (12)          €9,251,550

            plus Total Price Paid for same securities

            by other portfolios for which subadviser

            acts as investment adviser

(14)      % of Portfolio Assets                            2.04%

            Applied to Purchase

(15)      Test set forth in paragraph (B)(4) of      YES

            Procedures satisfied?

(16)      Prohibitions set forth in paragraph         YES

            (B)(5) of Procedures not violated?

(17)      Years of Continuous Operation             >3

            (unless municipal security, see below)

(18)      Municipal Security - Received a            N/A

            rating in compliance with paragraph (A)(4)

            of the Procedures?

(19)      Have the conditions in paragraphs         YES

            (B)(1)(a), (B)(1)(b) and (B)(1)(c)

            of Procedures been satisfied?

All purchases by RREEF America LLC described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Banc of America Securities LLC

         Wachovia Securities

         Deutsche Bank Securities

(2)         Names of Issuers:  Ameristar Casinos Inc

(3)         Title of Securities: Ameristar Casino ASCA 9 ¼

(4)         Cusip: 03070QAK7

(5)         Date of First Offering: 5/12/09

(6)         Amount of Total Offering: $500,000,000

(7)         Unit Price of Offering: 97.097

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
WYNN LAS VEGAS	WYNN	6.625	12/1/2014	Gaming	9.708
MIRAGE RESORTS	MGM	7.25	8/1/2017	Gaming	9.862
PINNACLE ENTMNT	PNK	8.25	3/15/2012	Gaming	9.891

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date:       5/12/09

(11)   Portfolio Assets on Trade Date:  $520,025,927

(12)   Price Paid per Unit: 97.097

(13)   Total Price Paid by Portfolio: $291,291

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$970,970

(15)   % of Portfolio Assets Applied to Purchase

0.06%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

         Banc of America Securities LLC

         JPMorgan Securities

Wachovia Capital Markets

Joint Lead Managers:

HSBC Securities

SunTrust Robinson Humphrey

Co-Managers:

Avondale Partners LLC

BB&T Capital Markets

First Analysis Securities Corp

Macquarie Securities USA Inc

RBC Capital Markets

US Bancorp Investments Inc

(2)         Names of Issuers: Corrections Corp of America

(3)         Title of Securities: Corrections Corp CXW 7 ¾

(4)         Cusip:  22025YAK6

(5)         Date of First Offering: 5/19/09

(6)         Amount of Total Offering: $465,000,000

(7)         Unit Price of Offering:  97.116

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
EXPEDIA INC	EXPE	7.456	8/15/2018	Support-Services	8.4
GEO GROUP INC	GEO	8.25	7/15/2013	Support-Services	8.979
CORNELL CO'S INC	CRN	10.75	7/1/2012	Support-Services	11.325

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations:  >10 years

(10)   Trade Date:  5/19/09

(11)   Portfolio Assets on Trade Date:  $528,707,451

(12)   Price Paid per Unit:  97.116

(13)   Total Price Paid by Portfolio:  $971,160

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,913,480

(15)   % of Portfolio Assets Applied to Purchase

0.18%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Banc of America Securities LLC

         Wachovia Securities Inc

Co-Managers

         BBVA Securities Inc

         BNP Paribas

         Calyon Securities USA Inc

         Comerica Securities

         Daiwa Securities America Inc

         DnB NOR Markets

         DZ Financial Markets LLC

         Fortis Securities

         Natixis Bleichroeder Inc

         RBC Capital Markets

         RBS Securities Inc

         Scotia Capital Inc

         SunTrust Robinson Humphrey

         US Bancorp Investments Inc

         Wedbush Morgan Securities Inc

(2)         Names of Issuers:  Encore Acquisition Co

(3)         Title of Securities:  Encore Acquisition EAC 9 ½ 05/01/16

(4)         Cusip:  29255WAJ9

(5)         Date of First Offering: 4/22/09

(6)         Amount of Total Offering:  $225,000,000

(7)         Unit Price of Offering:  92.228

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
PLAINS EXPLORATI	PXP	10	3/1/2016	Energy - Exploration & Production	10.73
SANDRIDGE ENERGY	SD	8	6/1/2018	Energy - Exploration & Production	11.405
WHITING PETRO	WLL	7	2/1/2014	Energy - Exploration & Production	11.522

(8)     Underwriting Spread or Commission:  2%

(9)     Years of Issuer’s Operations:  >10 years

(10)   Trade Date:  4/22/09

(11)   Portfolio Assets on Trade Date:  $476,127,946

(12)   Price Paid per Unit:  92.228

(13)   Total Price Paid by Portfolio:  $368,912

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$922,280

(15)   % of Portfolio Assets Applied to Purchase

0.08%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Citi

         Banc of America Securities LLC

         J.P. Morgan

         Deutsche Bank Securities

         Goldman, Sachs & Co

Co-Managers

         Barclays Capital

         Credit Suisse

         Mizuho Securities USA Inc.

         Wachovia Securities

(2)         Names of Issuers:  HCA Inc.

(3)         Title of Securities:  HCA8 ½ 04/15/19

(4)         Cusip:  404119BE8

(5)         Date of First Offering:  4/15/09

(6)         Amount of Total Offering:  $1,500,000,000

(7)         Unit Price of Offering:  96.755

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
OMNICARE INC	OCR	6.875	12/15/2015	Health Services	8.679
OMEGA HEALTHCARE	OHI	7	1/15/2016	Health Services	9.06
SERVICE CORP INT	SCI	7.625	10/1/2018	Health Services	9.581

(8)     Underwriting Spread or Commission:  1.75%

(9)     Years of Issuer’s Operations:  >10 years

(10)   Trade Date:  4/15/09

(11)   Portfolio Assets on Trade Date:  $464,894,447

(12)   Price Paid per Unit: 96.755

(13)   Total Price Paid by Portfolio:  $967,550

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$4,837,750

(15)   % of Portfolio Assets Applied to Purchase

0.21%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Banc of America Securities LLC

         Wachovia Securities Inc

(2)         Names of Issuers: Ingles Markets Inc

(3)         Title of Securities: Ingles Mkts Inc IMKTA 8 7/8

(4)         Cusip:  457030AF1

(5)         Date of First Offering: 4/30/09

(6)         Amount of Total Offering:  $575,000,000

(7)         Unit Price of Offering:  96.548

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
STATER BROS HLDG	7.75	4/15/2015	Food & Drug Retailers	8.51
AMER STORES CO	8	6/1/2026	Food & Drug Retailers	9.491
ALBERTSON'S INC	7.75	6/15/2026	Food & Drug Retailers	9.543
RITE AID CORP	7.5	3/1/2017	Food & Drug Retailers	12.796

(8)     Underwriting Spread or Commission:  1.75%

(9)     Years of Issuer’s Operations:  >10 years

(10)   Trade Date:  4/30/09

(11)   Portfolio Assets on Trade Date:  $487,113,137

(12)   Price Paid per Unit:  96.548

(13)   Total Price Paid by Portfolio:  $289,644

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$965,480

(15)   % of Portfolio Assets Applied to Purchase

0.06%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

> 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint-Lead and Joint Bookrunning Managers:

         Morgan Stanley

         Banc of America Securities LLC

         Co-Managers:

         Wachovia Securities

         Scotia Capital

         BNP Paribas

         Keybanc Capital Markets

(2)         Names of Issuers: Seagate Technology International

(3)         Title of Securities: Seagate Tech STX 10 05/01/14

(4)         Cusip:  81180VAA1

(5)         Date of First Offering:  4/16/09

(6)         Amount of Total Offering: $430,000,000

(7)         Unit Price of Offering:  95.317

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 3	ML Industry Lvl 4	Yld to Worst
ACTIVANT SOLUT	9.5	42491	Technology & Electronics	Computer Hardware	19.795

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 3	ML Industry Lvl 4	Yld to Worst
FLEXTRONICS INTL	6.25	11/15/2014	Technology & Electronics	Electronics	9.478
SUNGARD DATA SYS	9.125	8/15/2013	Technology & Electronics	Software/Services	11.202
AVAGO TECH FIN	10.125	12/1/2013	Technology & Electronics	Electronics	11.251

(8)     Underwriting Spread or Commission:  2%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date: 4/16/09

(11)   Portfolio Assets on Trade Date: $568,734,663

(12)   Price Paid per Unit:  95.317

(13)   Total Price Paid by Portfolio:  $953,170

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,859,510

(15)   % of Portfolio Assets Applied to Purchase

0.20%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Banc of America Securities LLC

         JPMorgan

Wachovia Securities

Joint Lead Managers:

SunTrust Robinson Humphrey

CALYON

(2)         Names of Issuers:  Speedway Motorsports Inc

(3)         Title of Securities:  Speedway Motorsports TRK 8 3/4

(4)         Cusip:  847788AM8

(5)         Date of First Offering:  5/14/09

(6)         Amount of Total Offering:  $275,000,000

(7)         Unit Price of Offering:  96.826

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
VAIL RESORTS	MTN	6.75	2/15/2014	Leisure	7.9
ROYAL CARIBBEAN	RCL	8	5/15/2010	Leisure	9.745
EQUINOX HOLDINGS	EQUNOX	9.25	2/15/2012	Leisure	10.413

(8)     Underwriting Spread or Commission:  2%

(9)     Years of Issuer’s Operations:  >10 years

(10)   Trade Date:  5/14/09

(11)      Portfolio Assets on Trade Date: $513,237,046

(12)   Price Paid per Unit: 96.826

(13)   Total Price Paid by Portfolio: $193,652

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$968,260

(15)   % of Portfolio Assets Applied to Purchase

0.04%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

> 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers

         J.P. Morgan

         Banc of America Securities LLC

         Barclays Capital

         Wachovia Securities

Senior Co-Manager

Rabo Securities USA, Inc.

(2)         Name of Issuer

Tyson Foods Inc.

(3)         Title of Securities

Tyson Foods Inc TSN 10 ½ 03/14

(4)         Cusip of Security

902494AQ6

(5)         Date of First Offering

2/26/09

(6)         Amount of Total Offering

$810MM

(7)         Unit Price of Offering

92.756

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
B&G FOODS INC	8	10/1/2011	Food - Wholesale	12.164
DEL MONTE CORP	8.625	12/15/2012	Food - Wholesale	8.152
LAND O LAKES INC	8.75	11/15/2011	Food - Wholesale	8.343

(8)         Underwriting Spread or Commission

         0

(9)         Years of Issuer’s Operations

> 10 years

(10)     Trade Date

         2/26/09

(11)     Portfolio Assets on Trade Date

$418,283,727

(12)     Price Paid per Unit

         92.756

(13)     Total Price Paid by Portfolio

         $ 231,890

(14)     Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$ 927,560

(15)     % of Portfolio Assets Applied to Purchase

            0.05%

(16)     Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

         Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

            /s/ Mai Shriver

Name:  Mai Shiver

Title:    Director of Business Risk/CCO

UBS Global Asset Management

Quarter Ended June 30, 2009

John Hancock Funds II

JHF II Large Cap Fund

10f-3 Transactions

                                                                                                                                                                  Selling

Security                                Shares/Par                     Date                          Execution Price*            Concession                                Net Proceeds*

Wells Fargo & Co.               11,000                             5/8/2009                    $22.00 0.277/share                               $242,000.00

* Amounts are reported in USD.

All transactions have been properly accounted for in accordance with JHT's procedures. The commission received is reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period.

/s/ Leesa Young                                                                        /s/ Eric Pucek

Leesa Young                  7/14/2009                                           Eric Pucek                                         7/14/2009

Compliance Officer                                                                   Compliance Officer

John Hancock Funds II - JHF II Large Cap Fund

UBS Global Asset Management

Rule 10f-3 Report

Quarter Ended June 30, 2009

The 10f-3 transaction information for the second quarter 2009 is listed below:

JHF II Large Cap Fund

                                                                                                                                                                                                                              Commission,       % of

                                                                                                                                                                                                                              Spread or            Assets on

Security Name            Trade Date     Settlement Date    Ticker Symbol       Deal Type       Shares/Par     Price      Size of Offering             Profit                    Trade

Wells Fargo & Co.     5/8/2009          5/13/2009              WFC                     Secondary       11,000             22.00      341,000,000 shares       .277/share           0.00%

Wells Fargo

Affiliated Underwriter       Security Purchased From                       All Underwriting Members

UBS Securities LLC         JP Morgan Chase                                   JP Morgan Securities

                                                                                                            Wachovia Securities Inc

                                                                                                            Goldman Sachs & Co

                                                                                                            Morgan Stanley

                                                                                                            Barclays Capital

                                                                                                            Cabrera Capital Markets Inc

                                                                                                            CastleOak Securities LP

                                                                                                            Credit Suisse Securities USA LLC

                                                                                                            Deutsche Bank Securities Inc

                                                                                                            Fox-Pitt Kelton Cochran Caronia

                                                                                                            Loop Capital Markets LLC

                                                                                                            Muriel Siebert & Co Inc

                                                                                                            Oppenheimer & Co

                                                                                                            Raymond James & Associates Inc

                                                                                                            RBC Capital Markets

                                                                                                            Robert W Baird & Co

                                                                                                            Samuel A Ramirez & Co

                                                                                                            Stifel Nicolaus & Co Inc

                                                                                                            UBS Securities LLC

                                                                                                            Williams Capital Group LP

                                                                                                            Wells Fargo Bank NA

                                           John Hancock Trust - Rule 10f-3 Purchase Report

Security Name/Symbol:    Wells Fargo & Co/WFC

Issue Information and Comparison                         This Purchase                      Comparable Issue - 1                   Comparable Issue - 2

Issuer                                                                       Wells Fargo & Co                  Regions Financial Corp              Morgan Stanley

Years of Issuer's Operations                                 >3                                            >3                                                  >3

Market on Which Traded                                        NYSE                                      NYSE                                            NYSE

Purchase / Trade Date                                           5/13/2009                                5/27/2009                                      6/5/2009

Offering Price                                                         22.00                                       4.00                                               27.44

Principal Amount of Offering                                  341,000,000 shares                400,000,000 shares                      81,880,000 shares

Commission, Spread, or Profit                               .277/share                               .084/share                                     .080/share

Total Market Capitalization                                    118,045.2 (Mil)                       4,710.25 (Mil)                               38,210.81 (Mil)

Industry or Sector                                                    Bank                                        Bank                                              Bank

                                                  JHF II Large Cap Fund

Underwriter?                                                           See previous tab

Date of First Offering?                                           5/13/2009

Amount of Total Offering?                                      341,000,000 shares

Portfolio Assets on Trade Date?                           $170,695,527.82

% of Portfolio Assets applied to Purchase?          0.142%

Test Set Forth in paragraph (B)(4) of Proced      Yes

John Hancock Funds II

JHF II Large Cap Fund

                                        10f-3 Transactions

                                                                                                                                         Selling

Security                       Shares/Par                 Date                   Execution Price*      Concession             Net Proceeds*

Metlife Inc Com          48,500                         10/8/2008           $26.50                      .413/share               1,285,250.00

* Amounts are reported in USD.

All transactions have been properly accounted for in accordance with JHT's procedures. The commission received is reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period.

/s/ Leesa Merrill                                                                                    /s/ Eric Pucek

Leesa Merrill                            1/22/2009                                             Eric Pucek                                 1/22/2009

Compliance Officer                                                                               Compliance Officer

John Hancock Trust - JHT Global Allocation Trust

John Hancock Trust - JHT Large Cap Trust

John Hancock Trust - JHT Strategic Opportunities Trust

John Hancock Funds II - JHF II Large Cap Fund

UBS Global Asset Management

Rule 10f-3 Report

Quarter Ended December 31, 2008

The 10f-3 transaction information for the fourth quarter 2008 is listed below:

JHF II Large Cap Fund

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    Commission,   % of

                                                                                                                                                                                                                                          Spread or         Assets

Security Name                      Trade Date         Settlement Date    Ticker Symbol    Deal Type           Shares/Par      Price          Size of Offering            Profit                on Trade

Metlife Inc Com                    10/8/2008           10/15/2008            MET                    IPO                     48,500             26.50         75,000,000                  .413/share       0.06%

                                                                                                                                                                                                      shares

                                                                                                All Underwriting

Affiliated Underwriter          Security Purchased From         Members

UBS Investment Bank          Credit Suisse                            Credit Suisse

                                                                                                Merrill Lynch & Co.

                                                                                                UBS Investment Bank

All transactions have been properly accounted for in accordance with JHT's procedures.

The purchase described in this report was executed in compliance with Rule 10f-3 procedures adopted by the Board of Trustees of John Hancock Trust.

                                               John Hancock Trust - Rule 10f-3 Purchase Report

Security Name/Symbol:                      Metlife Inc Com/MET

Issue Information and Comparison                  This Purchase               Comparable Issue - 1             Comparable Issue - 2

Issuer                                                                 Metlife Inc. Com            Visa Inc.                                     EnergySolutions Inc.

Years of Issuer's Operations                           >3                                   >3                                               >3

Market on Which Traded                                  NYSE                             NYSE                                         NYSE

Purchase / Trade Date                                     10/8/2008                       3/18/2008                                   7/24/2008

Offering Price                                                   26.50                              44.00                                          19.00

Principal Amount of Offering                            75,000,000 shares         406,000,000 shares                   35,000,000 shares

Commission, Spread, or Profit                         .413/share                      .554/share                                  .456/share

Total Market Capitalization                              19.84 (Bil)                      34.31 (Bil)                                  388.54 (Mil)

Industry or Sector                                              Life Insurance                Business Services                    Business Services

                                                                                                            JHF II Large Cap Fund

Underwriter?                                                                                            See previous tab

Date of First Offering?                                                                            10/8/2008

Amount of Total Offering?                                                                       75,000,000 shares

Portfolio Assets on Trade Date?                                                            $282,272,919.90

% of Portfolio Assets applied to Purchase?                                           0.5%

Test Set Forth in paragraph (B)(4) of Procedures Satisfied?              Yes

10f-3 REPORT – John Hancock Funds II

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members:  Morgan Stanley

Name of Issuers:  Morgan Stanley

Title Of Security:  Mead Johnson

Date of First Offering: 2/10/09

Comparable Securities:

                                          Mead Johnson          Eaton Corp.               Cit Group Conv. Pfd

Amount of Total Offering:      $720 Million                $1.47 Billion               $746,200,000

Unit Price of Offering:           $24                            $84                            $26.00

Underwriting Spread

or Commission:                   0.72/share                  1.51 / share                94 cents

                                                        (selling concession)    (selling concession)    (selling concession)

Years of Issuers Operations:                      104 years

Trade Date:                                              2/10/2009

Portfolio Assets on Trade Date:                  $208,601,565

**as of 3/19/09

Price Paid per Unit:                                   $24.00

Total Price Paid by Portfolio:                      $203,448

Total Price paid for securities by other        $24.00

portfolios for which sub advisers acts as

investment adviser:

Percent of Portfolio Assets:                          0.10%

Test set forth in paragraph (B)(4) of                Yes

Procedures satisfied?

Prohibitions set forth in paragraph (B)(5) Yes of Procedures Not Violated?

Years of Continuous Operation:                     over 3 years

Municipal Security - Received a rating            N/A

in compliance with paragraph (A)(4)

of the Procedures?

Have the conditions in paragraphs                 Yes

(B)(1)(a), (B)(1)(b) and (B)(1)(c') been

satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

                                                                                John Hancock Funds II

                                                                                VALUE FUND

                                                                                Rule 10f-3 Report

                                                                                For the Quarter Ended June 30, 2009

                                                                                Compliance Report

10f-3 transactions:

                                                                                                                                                Size of                                                                          Security       Commission,

                        Settlement                                             Ticker          Deal                                    Offering            All Underwriting      Affiliated                 Purchased   Spread or    % of Assets on

Trade Date         Date                  Security Name                Symbol       Type     # Shares      Price     (Shares)             Members                  Underwriter              From           Profit                Trade

04/01/2009      04/06/2009      American Electric       AEP           Firm     2,100         $24.50 60,000,000      Credit Suisse        Morgan Stanley      Credit Suisse  $0.735      0.27%

                                                Power Co.                                                                                                        JP Morgan

                                                                                                                                                                        Barclays Capital

                                                                                                                                                                        Citigroup

                                                                                                                                                                        Morgan Stanley

                                                                                                                                                                        Goldman Sachs

                                                                                                                                                                        UBS Securities

                                                                                                                                                                        Wachovia Capital Markets

                                                                                                                                                                        ABN AMRO Inc.

                                                                                                                                                                        KeyBanc Capital Markets

                                                                                                                                                                        Mitsubishi UFJ Securities

5/12/2009    5/15/2009    BB&T Corp                  BBT           Firm     2,900         $20.00 75,000,000      Goldman Sachs    Morgan Stanley      Goldman Sachs    $0.600 0.27%

                                                                                                                                                                        JP Morgan

                                                                                                                                                                        Morgan Stanley

                                                                                                                                                                        BB&T Capital Markets

06/01/2009   06/04/2009   SunTrust Banks, Inc. STI            Firm   1,565     $13.00 108,000,000    Morgan Stanley      Morgan Stanley      Goldman Sachs    $0.423 0.03%

                                                                                                                                                                        Sandller O'Neill & Partners

All transactions have been properly accounted for in accordance with JHT’s procedures.

MORGAN STANLEY INVESTMENT MANAGEMENT  - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL:  American Electric Power Company / AEP

A.    ISSUER INFORMATION AND COMPARISON                 This Purchase                          Comparable Issue - 1                Comparable Issue - 2 Comparable Issue - 3**

1.     Issuer                                             American Electric Power Company Inc.                              American Water Works Company                      FPL Group Inc.

2.         Market on Which Traded                                                            NYSE                                                           NYSE                                                  NYSE

3.         Purchase/Trade Date (must be first date of offering)                 April 1, 2009                                                 April 22, 2008                                      March 12, 2009

4.         Offering Price                                                                             $24.50                                                          $21.50                                                 $25.00

5.         Principal Amount of Offering                                                      $1,470,000,000                                            $1,241,000,000                                   $35,000,000

6.         Commission, spread or profit ($)                                                $0.74                                                            $0.65                                                   $0.79

7.         Commission, spread or profit (% of Price)                                 3.00%                                                           3.00%                                                  3.15%

8.         Industry or Sector                                                                       Utilities                                                         Utilities                                                Utilities

**For Fixed Income Only

B.         OFFERING AND PURCHASE INFORMATION

1.                                  Will the securities be purchased at a price that is not higher than that paid by other purchasers in the offering or any concurrent offering of securities

                                     (except, in the case of an Eligible Foreign Offering, for rights required by law to be granted to existing security holders) and will the purchase take place

                                                                         no later than the first full business day on which sales are made?                                                                         (YES/NO)                  YES

2.                 Is the Offering one or more of the following:  a Registered U.S. Offering, an Eligible Foreign Offering, or an Eligible Rule 144A  Offering?  (YES/NO)         YES

3.                 Is the Amount Purchased less than 25% of aggregate amount of securities offered pursuant to one or more of the following:  a Registered U.S. Offering,

                                                                         an Eligible Foreign Offering, an Eligible Municipal Security, or an Eligible Rule 144A Offering?  (YES/NO)                                                                                                                  YES

4.                 Is the Commission, spread or profit reasonable as compared to similar transactions?  (YES/NO)                                                 YES

5.                 Is the Offering a Firm Commitment Underwriting?  (YES/NO)                                                                              YES

6.                 If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any Morgan Stanley affiliate and  YES that no such affiliate will receive compensation in connection with the transaction?  (YES/NO)

7.                 Has each executing broker represented that no Morgan Stanley affiliate will receive compensation in connection with the transaction?  (YES/NO)          YES

8.                 Has the issuer (including the operations of any predecessors) been in operation at least three years (other than municipal issuers)?  (YES/NO)            YES

9.                 For Municipal Issuers - (i) does the issuer have at least three years of continuous operation and does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization? - or - (ii) if the issuer does not have at least three years of continuous operation,

                                                                         does the issue have one of the three highest ratings from at least one Nationally Recognized Statistical Rating Organization?  (YES/NO)                                                                   N/A

10.                Is the Affiliated Broker-Dealer a Manager or Co-Manager?  (YES/NO)                                                                        YES

Review by Compliance Department:

A FINAL PROSPECTUS MUST BE INCLUDED WITH THIS CHECKLIST

NOTE:  A LIST OF THE UNDERWRITING SYNDICATE MEMBERS SET FORTH IN THE PROSPECTUS FOR THIS SECURITY IS MAINTAINED IN THE RECORDS OF THE FUND WITH THIS SCHEDULE.

MORGAN STANLEY INVESTMENT MANAGEMENT  - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL:    BB & T Corporation / BBT

A.       ISSUER INFORMATION AND COMPARISON                        This Purchase                    Comparable Issue - 1                 Comparable Issue - 2       Comparable Issue -3**

1.        Issuer                                              BB & T Corporation       US Bancorp                TCF Financial Corporation

2.        Market on Which Traded                                 NYSE                   NYSE                      NYSE

3.        Purchase/Trade Date (must be first date of offering)          May 12, 2009            May 11, 2009               August 13, 2008

4.        Offering Price                                         $20.00                  $18.00                     $25.00

5.        Principal Amount of Offering                             $1,500,000,000           $2,502,000,000              $100,000,000

6.               Commission, spread or profit ($)                          0.600                   0.477                      0.788

7.        Commission, spread or profit (% of Price)                   3.00%                   2.65%                      3.15%

8.        Industry or Sector                                                                          Banks - Major          Banks – Major                Banks - Regional

                  **For Fixed Income Only

B.         OFFERING AND PURCHASE INFORMATION

1.                                  Will the securities be purchased at a price that is not higher than that paid by other purchasers in the offering or any concurrent offering of securities

                                     (except, in the case of an Eligible Foreign Offering, for rights required by law to be granted to existing security holders) and will the purchase take place

                                                no later than the first full business day on which sales are made?        (YES/NO)

                                                                         no later than the first full business day on which sales are made?  (YES/NO)                                                                 YES

2.                 Is the Offering one or more of the following:  a Registered U.S. Offering, an Eligible Foreign Offering, or an Eligible Rule 144A  Offering?  (YES/NO)         YES

3.                 Is the Amount Purchased less than 25% of aggregate amount of securities offered pursuant to one or more of the following:  a Registered U.S. Offering,

                                                                         an Eligible Foreign Offering, an Eligible Municipal Security, or an Eligible Rule 144A Offering?  (YES/NO)                                          YES

4.                 Is the Commission, spread or profit reasonable as compared to similar transactions?  (YES/NO)                                                 YES

5.                 Is the Offering a Firm Commitment Underwriting?  (YES/NO)                                                                              YES

6.                 If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any Morgan Stanley affiliate and  YES that no such affiliate will receive compensation in connection with the transaction?  (YES/NO)

7.                 Has each executing broker represented that no Morgan Stanley affiliate will receive compensation in connection with the transaction?  (YES/NO)          YES

8.                 Has the issuer (including the operations of any predecessors) been in operation at least three years (other than municipal issuers)?  (YES/NO)            YES

9.                 For Municipal Issuers - (i) does the issuer have at least three years of continuous operation and does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization? - or - (ii) if the issuer does not have at least three years of continuous operation,

                                                                         does the issue have one of the three highest ratings from at least one Nationally Recognized Statistical Rating Organization?  (YES/NO)                 N/A

10.                Is the Affiliated Broker-Dealer a Manager or Co-Manager?  (YES/NO)                                                                        YES

Review by Compliance Department:

A FINAL PROSPECTUS MUST BE INCLUDED WITH THIS CHECKLIST

NOTE:  A LIST OF THE UNDERWRITING SYNDICATE MEMBERS SET FORTH IN THE PROSPECTUS FOR THIS SECURITY IS MAINTAINED IN THE RECORDS OF THE FUND WITH THIS SCHEDULE.

MORGAN STANLEY INVESTMENT MANAGEMENT  - RULE 10f-3 PURCHASE REPORT

SECURITY NAME/SYMBOL:  SunTrust Banks, Inc. / STI

A.         ISSUER INFORMATION AND COMPARISON                          This Purchase                          Comparable Issue - 1                 Comparable Issue - 2              Comparable Issue -          3**

1.         Issuer                                       SunTrust Banks, Inc.            The Bank of New York        BB&T Corp

2.         Market on Which Traded                          NYSE                         NYSE                      NYSE

3.         Purchase/Trade Date (must be first date of offering)                            June 1, 2009                  May 11, 2009            May 12, 2009

4.         Offering Price                                   $13.00                        $28.75                     $20.00

5.         Principal Amount of Offering                       $1,404,000,000                 $1,207,500,000              $1,500,000,000

6.         Commission, spread or profit ($)                    0.4225                        0.8625                     0.6000

7.         Commission, spread or profit (% of Price)             3.25%                         3.00%                      3.00%

8.         Industry or Sector                                Banks - Major                   Banks - Major                Banks - Major

           **For Fixed Income Only

B.                 OFFERING AND PURCHASE INFORMATION

1.                 Will the securities be purchased at a price that is not higher than that paid by other purchasers in the offering or any concurrent offering of securities

                                    (except, in the case of an Eligible Foreign Offering, for rights required by law to be granted to existing security holders) and will the purchase take place

                                                                        no later than the first full business day on which sales are made?                                                                          (YES/NO)                YES

2.                                 Is the Offering one or more of the following:  a Registered U.S. Offering, an Eligible Foreign Offering, or an Eligible Rule 144A  Offering?  (YES/NO)         YES

3.                 Is the Amount Purchased less than 25% of aggregate amount of securities offered pursuant to one or more of the following:  a Registered U.S. Offering,

                                                                        an Eligible Foreign Offering, an Eligible Municipal Security, or an Eligible Rule 144A Offering?  (YES/NO)                                                                              YES

4.                 Is the Commission, spread or profit reasonable as compared to similar transactions?  (YES/NO)                                                 YES

5.                 Is the Offering a Firm Commitment Underwriting?  (YES/NO)                                                                              YES

6.                 If the securities are purchased in a "pot trade", have steps been taken to ensure that the transaction is executed away from any Morgan Stanley affiliate and  YES that no such affiliate will receive compensation in connection with the transaction?  (YES/NO)

7.                 Has each executing broker represented that no Morgan Stanley affiliate will receive compensation in connection with the transaction?  (YES/NO)                       YES

8.                 Has the issuer (including the operations of any predecessors) been in operation at least three years (other than municipal issuers)?  (YES/NO)                        YES

9.                                 For Municipal Issuers - (i) does the issuer have at least three years of continuous operation and does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization? - or - (ii) if the issuer does not have at least three years of continuous operation,

                                                                        does the issue have one of the three highest ratings from at least one Nationally Recognized Statistical Rating Organization?              (YES/NO)                N/A

10.                Is the Affiliated Broker-Dealer a Manager or Co-Manager?  (YES/NO)                                                                        YES

Review by Compliance Department:

A FINAL PROSPECTUS MUST BE INCLUDED WITH THIS CHECKLIST

NOTE:  A LIST OF THE UNDERWRITING SYNDICATE MEMBERS SET FORTH IN THE PROSPECTUS FOR THIS SECURITY IS MAINTAINED IN THE RECORDS OF THE FUND WITH THIS SCHEDULE.

John Hancock Funds II

Vista Fund

10f-3 Transactions

From September 1, 2008 through August 31, 2009

                                                                                                                                                                                                                                                                              % of

                                                                                                                                                                                                                              Security                                  Net

Trade       Settlement     Security          Deal                                                    Size of                  All Underwriting      Affiliated             Purchased                             Assets

Date         Date               Name             Type               Shares       Price         Offering               Members                   Underwriter        From              Spread            on Trde

9/24/08   9/30/08         Waste             Secondary     1,528         $32.50       $357,500,000        * See below               J.P. Morgan         Raymond      $1.30/4.00%  0.05%

                                          Connections                         Offering                                                                                                                                             James

Issuer and Comparison Information	This Purchase	Comparable – 1	Comparable – 2
Issuer	Waste Connections Inc.	Bristow Group Inc.	GT Solar International Inc.
Years of Issuer’s Operations	>3	>3	>3
Market on Which Traded	NYSE	NYSE	NASDAQ
Purchase/Trade Date	09/24/08	06/11/08	07/23/08
Offering Price	$32.50	$46.87	$16.50
Principal Amount of Offering	$357,500,000	$192,167,000	$499,950,000
Spread	$1.30/4.00%	$2.109/4.50%	$0.99/6.00%
Industry or Sector	Industrials	Energy	Industrials

Date of First Offering?	09/24/08
Amount of Total Offering?	$357,500,000
Total Amount Paid by All Subadvised Portfolios?	$14,706,250
Portfolio Net Assets on Trade Date?	$101,397,760.02
% of Portfolio Assets applied to Purchases?	0.05%
Test Set Forth in paragraph (B)(4) of Procedures Satisfied?	Yes

Underwriters
J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Banc of America Securities LLC
Credit Suisse Securities (USA) LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Corporation
First Analysis Securities Corporation
Friedman, Billings, Ramsey & Co., Inc.
Morgan Stanley & Co. Incorporated
Raymond James & Associates, Inc.